AMERICAN AADVANTAGE SHORT-TERM INCOME FUND

Prospectus

March 1, 1997

  This Prospectus contains important information about the American AAdvantage Short-Term Income Fund (the "Fund"), a portfolio of the American AAdvantage Funds(R) (the "Trust"). The Trust is a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987, consisting of nine separate investment portfolios. The Fund is a non-diversified portfolio which seeks current income and relative principal stability through investments in high quality money market obligations and variable rate obligations. There is no guarantee that the Fund will achieve its investment objective. Prospective investors considering the purchase of the Fund should read this Prospectus carefully before making an investment decision and retain it for future reference.

  In addition to this Prospectus, a Statement of Additional Information ("SAI") dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Fund. For a free copy of the SAI, call AMR Investment Services, Inc. (the "Manager") at (817) 967-3509.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          Table of Fees and Expenses                2
          Investment Objective, Policies and        2
          Risks
          Investment Restrictions                   8
          Yields and Total Returns                  8
          Management and Administration of the      9
          Trust
          Purchase, Redemption and Valuation of    10
          shares
          Information Concerning Shares of the     12
          Fund
          General Information                      13

                  TABLE OF FEES AND EXPENSES

  Annual Operating Expenses (as a percentage of average net assets):

Management Fees                      0.10%
Other Expenses (1)                   0.05%
Total    Fund   Operating            0.15%
Expenses

(1)Due  to   the  Fund's  lack of an operating  history,  other
expenses have been estimated.

 Examples                                        1 yr.   3 yrs.
 An  investor  in  the  Fund  would  pay  on   a
 cumulative  basis the following expenses  on  a
 $1,000 investment assuming a 5% annual return:  $  1    $  5


  The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the Fund. Additional information may be found under "Management and Administration of the Trust" .

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

           INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The investment objective and the policies of the Fund are described below. The investment policies may be changed at any time by the Trust's Board of Trustees ("Board"). However, the Fund's investment objective may not be changed without a majority vote of the Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the Fund present or represented if the holders of more than 50% of the shares are present or represented at a shareholders meeting, or
(b)  more  than  50%  of  the shares of the  Fund  (hereinafter
"majority vote").

   The Fund's investment objective is to seek current income and relative principal stability. The Fund seeks its investment objective by investing primarily in high quality money market obligations and variable rate long-term obligations.

Portfolio Maturity
  The maximum permissible maturity of any fixed rate obligation in which the Fund may invest is 397 days, except that fixed rate obligations with maturities greater than 397 days may be purchased if the Fund simultaneously enters into an interest rate swap transaction in order for the obligation to have the same characteristics as a variable rate obligation. The maximum permissible final maturity or "expected life" (i.e. anticipated maturity of obligations which reduce principal) of any variable rate obligation is five years and the maximum permissible dollar-weighted average maturity of the Fund is 90 days. For purposes of determining dollar-weighted average maturity, the maturity of any obligation is deemed to be the shortest of the following: (1) the stated maturity date or "expected life" of the obligation; (2) the next interest reset for variable rate obligations which will have a rate of interest based on a leading money market index of not greater than three months.; or (3) the next put exercise date (for obligations with put features). For purposes of determining maturity of repurchase agreements, the end date of the agreement, and not the maturity of the underlying obligations, will be used.

Money Market Obligations
  Money market obligations are debt securities with maturities of 397 days or less. The Fund may invest in high quality, U.S. dollar-denominated money market obligations, which include, but are not limited to: (1) obligations of the U.S. Government and its agencies and instrumentalities; (2) loan participation interests, and structured notes (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. These issuers or instruments at the time of purchase will: (1) have received one of the two highest short-term ratings by at least two nationally recognized statistical rating organizations ("NRSROs"), such as A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's Investors Service, Inc.; (2) be single rated and have received one of the two highest short-term ratings by that NRSRO; or (3) be unrated, but are determined to be of comparable quality by the Manager. See the SAI for definitions of certain of the foregoing securities and a description of debt ratings. All money market obligations which do not possess the highest short-term rating by at least two NRSROs will be limited to a maturity of 91 days or less.

Long-Term Obligations
  Long-term obligations are obligations deemed to have maturities greater than 397 days. The Fund may invest in long-term obligations which include, but are not limited to: (1) obligations of the U.S. Government and its agencies and instrumentalities; (2) municipal, corporate, trust or bank obligations; (3) mortgage-backed securities, asset-backed securities, medium-term notes, master notes, and other promissory notes (including structured notes); and (4) funding agreements and interest rate swap agreements. Such obligations may have a fixed or variable rate of interest and: (1) will be rated "A" or better by at least two NRSROs at the time of purchase; (2) will be single rated and have received a rating of "A" or better by that NRSRO; or (3) if unrated, will be deemed to be of comparable quality by the Manager. See the SAI for definitions of certain of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of U.S. Government agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

Other Investment Companies
  The Fund may invest in the securities of other investment companies to the extent permitted by law.

Non-Diversification
  The Fund is "non-diversified" as defined in the Investment Company Act of 1940 (the "1940 Act"), but intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of a single issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Although "non-diversified", the Fund will not invest more than 10% of its total assets (taken at market value) in obligations of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities. However, up to 25% of the Fund's total assets may be invested in issuers holding over 10% of the
Fund's total assets. To the extent that it holds the securities of fewer issuers than if it were "diversified", the Fund will be subject to greater risk than a fund that invests in a broader range of securities because changes in the financial condition or market valuation of a single issuer may cause greater fluctuations in the Fund's total return and the net asset value of its shares.

Foreign Investments
  The Fund may invest in U.S. dollar-denominated obligations of foreign issuers. The Fund may also invest up to 25% of its total assets at the time of purchase in obligations denominated in foreign currencies. The Fund typically will hedge its foreign currency exposure. See "Strategic Transactions" below for a further description of foreign currency hedging instruments. Investing in foreign issuers carries potential risks not associated with domestic investments. Such risks include but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign issuers; (4) lack of uniform accounting, auditing and financial reporting standards; (5) delays in transaction settlement in some foreign markets; (6) possible imposition of confiscatory foreign taxes; (7) possible limitation on the removal of securities or other assets of the Fund; (8) restrictions on foreign investments and repatriation of capital; (9) currency fluctuations; (10) costs and possible restrictions of currency conversion; and (11) withholding taxes on interest in foreign countries. These risks are often greater for investments in emerging or developing countries.

Funding Agreements
  The Fund may enter into funding agreements which are contracts with insurance companies that return principal and interest at a guaranteed rate or fixed spread to an index. Generally, funding agreements pay interest at set intervals and mature on specified dates. Funding agreements generally allow for certain withdrawals to be made without penalty and are otherwise non-surrenderable. Funding agreements are considered to be illiquid securities and accordingly will be subject to the Fund's limitation on investing in illiquid securities.

Strategic Transactions
  The Fund may implement strategies using instruments described below as hedging instruments to reduce various market risks of its investments, to alter their duration, or to enhance specific return characteristics. The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations.

  In pursuing these strategies, the Fund may: purchase and sell financial futures contracts and options thereon; purchase and sell forward contracts; enter into swap agreements, including interest rate swaps and caps, collars and floors; and enter into various currency transactions, including currency futures contracts, options on currency futures, currency options, currency forward contracts and currency swaps, caps, collars and floors (collectively, "Strategic Transactions"). Strategic transactions may be used without limit in altering the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency exchange rates, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate the sale or purchase of securities, to manage the duration of securities, to uncap a capped security, or to convert a fixed rate security to a variable rate security.

  Any, all or none of these strategies may be used at any time and in any combination, and no assurance can be given that any strategy used will succeed. If the Manager incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors, the use of strategic transactions might have more adverse results than if the Fund had not used such transactions. The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction. See the SAI for a further discussion of Strategic Transactions. Strategic Instruments may be referred to as "derivative instruments".

  The Fund will comply with SEC guidelines regarding cover for Strategic Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Mortgage-related Securities
  The Fund is permitted to invest in mortgage-related securities, subject to the quality requirements specified above. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of the mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate and other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of investment in mortgage-related securities.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements such as pool insurance, a guarantee issued by a governmental entity, or a letter of credit from a bank or senior/subordinated structures.

  Collateralized  mortgage  obligations  ("CMOs")  are   hybrid
instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to mortgage pass-through securities, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.

Asset-backed Securities
  The Fund is permitted to invest in asset-backed securities, subject to its rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above.

  Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-based securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Master Notes
  Master notes in which the Fund may invest are unsecured notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master notes are direct lending arrangements between the Fund and the issuer, there is no secondary market for the notes. However, generally either the maturity of a master note shall not exceed seven days or the master note will have a put feature which will permit payment of principal and accrued interest within seven days. To the extent this period is exceeded, the note in question would be considered illiquid and will be subject to the Fund's limitation on illiquid investments. Issuers of master notes must satisfy the same creditworthiness criteria as set forth for other promissory notes (e.g., commercial paper). The Fund will invest in master notes only when such notes are determined by the Manager to be of comparable quality to rated issuers or instruments eligible for investment by the Fund.

Structured Notes
  Structured notes are debt instruments for which the interest rate and/or the principal are indexed to an unrelated indicator. The Fund will only utilize structured notes that have the characteristics of permissible variable rate notes and that have a rate of interest based on a leading money market index not greater than three months. Structured notes are often issued by high-grade corporate issuers. An underlying swap is often entered into in connection with a structured note pursuant to which the issuer will receive payments that match its obligations under the structured note (usually from an investment bank that puts the transaction together) and, in turn, makes more "traditional" payments to the investment bank (e.g., fixed-rate or ordinary floating rate payments). In such cases the Fund would not be involved in the swap and the issuer of the note would remain obligated even if its counterparty defaulted. Structured notes are considered a type of derivative investment.

Trust Obligations
  Trust obligations are debt instruments issued by a trust established solely for the purpose of owning the underlying assets purchased from the selling company ("originator"). The trust is structured to ensure assets sold to the trust are not subject to bankruptcy proceedings against the originators. The debt instruments issued by the trust represent a pro rata undivided interest in the trust assets.

When-Issued Securities and Forward Commitment Transactions
  The Fund may purchase or sell securities on a "when-issued" basis or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in a favorable price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.

  Purchase and sale of securities on a "forward commitment" basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Securities Lending
  The Fund may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and approved bank letters of credit that at all times equals at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund would exceed 33 1/3% of its total assets. The Fund normally pays lending fees and related expenses from the interest earned on invested collateral, but continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are deemed by the Manager to be of good financial standing. For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of the Fund to the extent required by law. See the SAI for further information regarding loan transactions.

Repurchase Agreements
  A repurchase agreement is an agreement under which securities are acquired by the Fund from financial institutions such as banks and broker/dealers subject to resale at an agreed upon date and price. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager will enter into repurchase agreements only with financial institutions that are deemed to be of good financial standing and that have been approved by the Board. See the SAI for more information regarding repurchase agreements.

Reverse Repurchase Agreements
  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

Portfolio Transactions
  The Manager will place its own orders to execute securities transactions of the Fund. In placing such orders, the Manager will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. High portfolio activity increases the Fund's transaction costs. The Fund normally will not incur any brokerage commissions on its transactions because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


                    INVESTMENT RESTRICTIONS

  The following investment restrictions of the Fund may be changed only by the majority vote of the Fund's outstanding shares. The Fund may not:

  -Invest  more than 25% of its total assets in the obligations of  companies  primarily engaged in any one  industry  other
   than    the    U.S.    Government,    its    agencies    and
   instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy.

  -Borrow   money,   except  from  banks  or  through   reverse
   repurchase   agreements  for  temporary   purposes   in   an
   aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing.

  As a non-fundamental investment restriction which may be changed only by a vote of the Board, the Fund may not invest more than 15% of its net assets in illiquid securities, including master notes, time deposits and repurchase agreements which mature in more than seven days.

  The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.


                   YIELDS AND TOTAL RETURNS

 Advertised yield for the Fund will be computed by dividing the net investment income per share earned during the relevant time period by the offering price per share on the last day of the period. Total return quotations advertised by the Fund may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. Additionally, the Fund may advertise a "monthly distribution rate". This rate is based on an annualized monthly dividend accrual rate per share compared with the Fund's month-end net asset value per share. The Fund may at times compare its performance to applicable published indices, and may also disclose its performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.


          MANAGEMENT AND ADMINISTRATION OF THE TRUST

Management Agreement
  The Trust is governed by its Board which provides broad supervision over the Trust's affairs. The Trust and the Manager entered into a Management Agreement (the "Agreement") which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the Fund. The Agreement was approved with respect to the Fund by the Fund's sole initial shareholder on November 28, 1995. The Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer Trust operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trust by third parties. The Manager also develops and implements the investment program for the Fund. The Manager, located at 4333 Amon Carter Boulevard, MD5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the American AAdvantage Funds and other investors. As of December 31, 1996, the Manager had assets under management of approximately $16.0 billion including approximately $5.7 billion under active management and $9.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11.9 billion of assets are related to AMR and its primary subsidiary, American Airlines, Inc.

  As compensation for providing these services to the Fund, the Manager receives from the Trust an annualized fee ("Management Fee"), which is calculated and accrued daily, equal to .10% of the net assets of the Fund. Such fees are payable quarterly in arrears.

  The Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" as defined in the 1940 Act of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Agreement may be terminated at any time, without penalty, by a majority vote of outstanding Fund shares on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust. The Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

Portfolio Managers
  Michael W. Fields is responsible for the portfolio management oversight of the Fund. Mr. Fields has been with AMR Investment Services, Inc. since it was founded in 1986 and currently serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of the Fund. Mr. Mayer has served as Senior Portfolio Manager of AMR Investment Services since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994.

Fund Expenses
  Expenses paid by the Fund may include, but are not limited to audits by independent auditors; transfer agent, custodian,
dividend   disbursing   agent  and  shareholder   recordkeeping
services; obtaining quotations for calculating the value of the Fund's net assets; taxes, if any, and the preparation of the Fund's tax returns; brokerage fees and commissions; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; legal fees; fees to federal and state authorities for the registration of Fund shares; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

Custodian and Transfer Agent
  NationsBank of Texas, N.A., Dallas, Texas serves as custodian for the Trust and transfer agent for the Fund.

Independent Auditor
  The  independent auditor for the Fund is Ernst &  Young  LLP,
Dallas, Texas.

Principal Underwriter
  Brokers  Transaction  Services, Inc.  ("BTS"),  7001  Preston
Road, Dallas, Texas 75205, serves as principal underwriter of the Trust.


         PURCHASE, REDEMPTION AND VALUATION OF SHARES

Purchasing  Shares of the Fund
  Shares of the Fund are offered without a sales charge and are sold on a continuous basis. Shares are sold at the net asset value next determined after acceptance by the transfer agent of a purchase order. Shares are offered and purchase orders are accepted for the Fund on each day the Federal Reserve System and the custodian/transfer agent are open for business ("Business Day"). The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. The minimum investment required to open an account is generally $50 million.

   Payment for the purchase of shares must be in the form of federal funds. Purchase orders are only accepted on a Business Day by 3:00 p.m. Eastern time and will be executed on that same day if accompanied by payment. Certificates representing shares ordinarily will not be issued.

Fund shares may be purchased and redeemed as follows:

   By Wire_Purchases may be made by wiring federal funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (214) 508-5038 and specify that it will be purchasing shares of the Short-Term Income Fund; provide the name, address, telephone number, and account number of the investor; and identify the amount being wired and by which bank. If the investor is opening a new account, the transfer agent will then provide the investor with an account number. The investor should instruct its bank to designate the account number that the transfer agent has assigned to the investor and to transmit the federal funds to:
Federal Reserve Bank, Dallas for NationsBank of Texas, N.A., ABA #111-000-025, Corporate Trust Suspense No. 0180019810, reference American AAdvantage Short-Term Income Fund,
Attention: Fund Account Services.

  By Depositing Securities_Shares of the Fund may be purchased in exchange for an investor's securities if the Manager determines that the securities are acceptable and satisfy the Fund's investment objective and policies. Investors interested in exchanging securities must first contact the Manager and obtain instructions regarding submission of a written description of the securities that the investor wishes to exchange. The investor must represent that all such securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by the Fund must have a readily ascertainable value. Securities are valued in the manner described for valuing Fund assets in the section entitled "Valuation of Shares". Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon acceptance of such orders, the securities must be delivered in fully negotiable form within five days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for investment purposes, and not for resale.

  By Mail_Share purchases of the Fund may be made by mail by sending a check or other negotiable bank draft payable to the Fund to "NationsBank of Texas, N.A., 11th Floor, Elm Place, P.O. Box 830840, Dallas, Texas 75283-0840, Attention: American AAdvantage Short-Term Income Fund". Subsequent purchases of shares should be accompanied by the shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

Redemption of Shares
  Fund shares may be redeemed on any Business Day by writing directly to NationsBank of Texas, N.A. at the address above under "Purchase of Shares_By Mail". The redemption price will be the net asset value per share next determined after receipt by NationsBank of Texas, N.A. of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by an authorized signatory for the owner of the shares, and accompanied by such other supporting legal documents which may be required by the Trust.

  Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. The Fund's yield will less likely by adversely affected if the Fund receives redemption notification seven days prior to the redemption. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Federal Reserve System or the transfer agent are closed (other than for customary weekend and holiday closings), (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other  periods  as  the Securities and Exchange  Commission  by order may permit for protection of the Fund's shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. During periods when there are substantial redemption requests, the Fund will generally take the full seven days to make payment.

Redemption in Kind
  Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities from the Fund's portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

Valuation of Shares
  The net asset value of the Fund's shares is determined as of 4:00 p.m. Eastern time on each Business Day. Debt securities (other than short-term securities) are normally valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities and other assets for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Obligations with 60 days or less to maturity held by the Fund are valued using the amortized cost method as described in the SAI.


           INFORMATION CONCERNING SHARES OF THE FUND

Dividends and Capital Gain Distributions
  Dividends, consisting of substantially all of the Fund's net investment income, are normally declared on each Business Day immediately prior to the determination of net asset value. Any net short-term capital gain may be distributed over a period of time, as determined by the Manager. Dividends generally are paid monthly, in cash or in Fund shares, on the first day of the following month. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that may be realized will be distributed once every year. Should the Fund anticipate or incur any unusual expenses, loss or depreciation that would adversely affect the net asset value per share or income for a particular period, the Board may at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the prevailing circumstances.

  Unless a shareholder otherwise elects on the account application, all dividends and other distributions are automatically declared and paid in additional Fund shares based on the net asset value per share next determined on the payment date. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash, or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice which is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

Tax Information
 The Fund is treated as a separate corporation for federal income tax purposes and intends to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gain from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, the Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following
January. The Fund intends to satisfy the above described distribution requirements.

  Dividends from the Fund's investment company taxable income will be taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally will be taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from the Fund may also be offset by capital losses from other sources. If shares are purchased shortly before the record date for a dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. The Fund will notify its shareholders following the end of each calendar year of the amount of dividends and other distributions paid (or deemed paid) during that year.

  Redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares. If shares of the Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

  The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Fund. For further tax information, see the SAI.


                      GENERAL INFORMATION

  The Fund is comprised of one class of shares that may be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in the Fund and each is entitled to one vote. Shares of the Fund may vote on matters affecting the Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are non-transferable.

  Shares are distributed through the Trust's principal underwriter, BTS. BTS is compensated by the Manager and not the Trust. Any distribution expenses incurred by the Manager related to the Fund are borne by the Manager. The Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

  As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

  Shareholders will receive periodic reports, including annual and semi-annual reports, which will include financial statements showing the results of the Fund's operations and other information. The financial statements relating to the Fund will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries should be made by writing to the Fund at P.O. Box 619003, DFW Airport, TX 75261-9003, or by calling (817) 967-3509.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in sales literature specifically approved by officers of the Trust for use in connection with the offer of any Fund shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offering may not lawfully be made.

American AAdvantage Funds is a registered service mark  of  AMR
Corporation.


              STATEMENT OF ADDITIONAL INFORMATION

          AMERICAN AADVANTAGE SHORT-TERM INCOME FUND
                         March 1, 1997


   The American AAdvantage Short-Term Income Fund (the "Fund") is a no-load, non-diversified portfolio of the American AAdvantage Funds (the "Trust"). The Fund consists of one class of shares. The Trust currently consists of nine separate investment portfolios, each with distinct investment objectives, purposes and strategies. This Statement of Additional Information ("SAI") pertains solely to the Fund and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus ("Prospectus") dated March 1, 1997. This SAI should be read in conjunction with the Prospectus of the Fund . A Prospectus may be obtained without charge by calling AMR Investment Services, Inc. (the "Manager") at (817) 967-3509.


                    INVESTMENT RESTRICTIONS

   In addition to the investment limitations noted in the Prospectus, the following restrictions have been adopted by the Fund and may be changed only by the majority vote of the Fund's outstanding shares, which as used herein means the lesser of
(a) 67% of the shares of the Fund present at the shareholders' meeting if the holders of more than 50% of the shares are present and represented at the meeting or (b) more than 50% of the shares of the Fund. The Fund may not:

   1.Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

   2.Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts,  except  that  the Fund  may  purchase  and  sell financial futures contracts (such as interest rate, bond index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts, swaps, caps, collars and floors, and may engage in transactions in foreign currencies and "when-issued" securities.

   3.Engage in the business of underwriting securities issued by others except to the extent that, in connection with disposition of securities, the Fund may be deemed an underwriter under federal securities laws.

   4.Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements; and further provided, however, that the Fund may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus and SAI.

   5.Issue senior securities, except that the Fund may purchase and sell financial futures contracts (such as interest rate, bond index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts, swaps, caps, collars and floors, and engage in when-issued securities and forward commitment transactions.

   The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund only by a majority vote of the Board of Trustees of the Trust
("Board").  Accordingly, the Fund may not:

   1. Purchase securities on margin or effect short sales (except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) and (ii) make margin deposits and short sales and maintain short positions in connection with its use of options, futures contracts, forward currency contracts, swaps, caps, collars and floors and options on futures contracts.

   2. Invest  more  than  10%  of  its  total  assets  in   the
      securities of other investment companies.


                     TRUSTEES AND OFFICERS

   The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers are listed below together with their principal occupations during the past five years. All Trustees are also Trustees of the AMR Investment Services Trust and the American AAdvantage Mileage Funds. All officers of the Trust are also officers of the AMR Investment Services Trust and the American AAdvantage Mileage Funds. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                          Position
Name, Address and Age     with        Principal Occupation During
                          the Trust   Past 5 Years

William F. Quinn*(49)     Trustee and President,    AMR    Investment
                          President   Services, Inc. (November  1986-
                                      Present);  Chairman,   American
                                      Airlines   Employees    Federal
                                      Credit  Union  (October   1989-
                                      Present);   Trustee,   American
                                      Performance  Funds   (September
                                      1990-July    1994);   Director,
                                      Crescent  Real Estate Equities,
                                      Inc.  (April  1994 -  Present);
                                      Trustee,   American  AAdvantage
                                      Mileage Funds (1995-Present).

Alan D. Feld (59)         Trustee     Partner,  Akin, Gump,  Strauss,
1700 Pacific Avenue                   Hauer   &   Feld,  LLP   (1960-
Suite 4100                            Present)#;   Director,    Clear
Dallas, Texas  75201                  Channel  Communications  (1984-
                                      Present);             Director,
                                      CenterPoint  Properties,   Inc.
                                      (1994-Present);        Trustee,
                                      American   AAdvantage   Mileage
                                      Funds (1996-Present).

Ben J. Fortson (64)       Trustee     President and CEO, Fortson  Oil
301 Commerce Street                   Company         (1958-Present);
Suite 3301                            Director,      Kimbell      Art
Fort Worth, Texas  76102              Foundation      (1964-Present);
                                      Director,   Burnett  Foundation
                                      (1987-Present);        Honorary
                                      Trustee,     Texas    Christian
                                      University      (1986-Present);
                                      Trustee,   American  AAdvantage
                                      Mileage Funds (1996-Present).

John S. Justin (80)       Trustee     Chairman  and  Chief  Executive
2821 West Seventh Street              Officer,   Justin   Industries,
Fort Worth, Texas  76107              Inc.   (a  diversified  holding
                                      company)        (1969-Present);
                                      Executive  Board  Member   Blue
                                      Cross/Blue  Shield  of   Texas,
                                      (1985-Present);  Board  Member,
                                      Zale   Lipshy  Hospital   (June
                                      1993   -   Present);   Trustee,
                                      Texas    Christian   University
                                      (1980 - Present); Director  and
                                      Executive     Board     Member,
                                      Moncrief    Radiation    Center
                                      (1985   -  Present);  Director,
                                      Texas  New  Mexico  Enterprises
                                      (1984-1993);  Director,   Texas
                                      New Mexico Power Company (1979-
                                      1993);     Trustee,    American
                                      AAdvantage Mileage Funds (1995-
                                      Present).

Stephen D. O'Sullivan*    Trustee     Consultant     (July      1994-
(61)                                  Present);  Vice  President  and
5730 E 105th Street                   Controller   (April   1985-June
Tulsa, Oklahoma  74137                1994),    American    Airlines,
                                      Inc.;     Trustee,     American
                                      AAdvantage Mileage Funds (1995-
                                      Present).

Roger T. Staubach (55)    Trustee     Chairman   of  the  Board   and
6750 LBJ Freeway                      Chief Executive Officer of  The
Dallas, Texas  75240                  Staubach  Company (a commercial
                                      real   estate  company)  (1983-
                                      present);             Director,
                                      Halliburton   Company    (1991-
                                      Present).;   Director,    First
                                      USA,        Inc.(1993-Present);
                                      Director,               Brinker
                                      International   (1993-Present);
                                      Director,    Columbus    Realty
                                      Trust  (1994 - present); Member
                                      of   the  Advisory  Board,  The
                                      Salvation    Army;     Trustee,
                                      Institute      for      Aerobic
                                      Research;  Member of  Executive
                                      Council, Daytop/Dallas;  former
                                      quarterback   of   the   Dallas
                                      Cowboys  professional  football
                                      team;     Trustee,     American
                                      AAdvantage Mileage Funds (1995-
                                      Present).

Kneeland Youngblood,      Trustee     Physician       (1982-Present);
M.D.(40)                              President       (1983-Present),
2305 Cedar Springs Road               Youngblood  Enterprises,   Inc.
Suite 401                             (a  health care investment  and
Dallas, Texas  75201                  management   firm);    Trustee,
                                      Teachers  Retirement System  of
                                      Texas           (1993-Present);
                                      Director,     United     States
                                      Enrichment  Corporation  (1993-
                                      Present),  Director,  Just  For
                                      the     Kids    (1995-Present);
                                      Member,   Council  on   Foreign
                                      Relations       (1995-Present);
                                      Trustee,   American  AAdvantage
                                      Mileage Funds (1996-Present).

Nancy A. Eckl (34)        Vice        Vice  President AMR  Investment
                          President   Services, Inc.(1990-Present).

Michael W. Fields (43)    Vice        Vice  President, AMR Investment
                          President   Services, Inc. (1988-Present).

Barry Y. Greenberg (33)   Vice        Director     -    Legal     and
                          President   Compliance,   AMR    Investment
                          and         Services,  Inc. (1995-Present);
                          Assistant   Branch  Chief (1992- 1995)  and
                          Secretary   Staff  Attorney  (1988-  1992),
                                      Securities     and     Exchange
                                      Commission.

Rebecca L. Harris (30)    Treasurer   Director   of  Finance,   1995-
                                      Present),  Controller,   (1991-
                                      1995),      AMR      Investment
                                      Services, Inc.

John B. Roberson (38)     Vice        Vice  President (1991-Present),
                          President   AMR Investment Services, Inc.

Thomas E. Jenkins, Jr.    Assistant   Senior Compliance Analyst,  AMR
(30)                      Secretary   Investment    Services,    Inc.
                                      (1996-Present);           Staff
                                      Accountant   (1994-1996)    and
                                      Compliance   Examiner    (1991-
                                      1994),  Securities and Exchange
                                      Commission.

Adriana R. Posada (42)    Assistant   Senior    Compliance    Analyst
                          Secretary   (1996-Present)  and  Compliance
                                      Analyst   (1993-Present),   AMR
                                      Investment   Services,    Inc.;
                                      Special  Sales  Representative,
                                      American Airlines, Inc.  (1991-
                                      1993).

Clifford J. Alexander     Secretary   Partner,     Kirkpatrick      &
(53)                                  Lockhart LLP (law firm)

Robert J. Zutz (44)       Assistant   Partner,     Kirkpatrick      &
                          Secretary   Lockhart LLP (law firm)

# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust and AMR Trust as defined by the 1940 Act.

   All Trustees and Officers as a group own less than 1% of the outstanding shares of the Fund.

   As compensation for their service to the Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trust and the AMR Trust do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.(1)


                             Pension or
                             Retirement                    Total
                Aggregate     Benefits      Estimated  Compensation
               Compensatio   Accrued as      Annual        From
                    n        Part of the    Benefits    AAdvantage
   Name of       From the      Trust's        Upon          Fund
   Trustee        Trust       Expenses     Retirement     Complex

John S. Justin     $373          $0            $0         $1,492
William F.
Quinn               $0           $0            $0           $0
Stephen D.
O'Sullivan         $458          $0            $0         $1,832
Roger T.
Staubach          $2,832         $0            $0        $11,330


(1) Messrs. Feld and Fortson and Dr. Youngblood did not drve as Trustees during the period.
                       DISTRIBUTION FEES

   On September 1, 1995, Brokers Transaction Services, Inc. ("BTS"), as distributor of the Trust's Shares, began receiving an annualized fee of $50,000 from the Manager for distributing the Shares of the Trust and the American AAdvantage Mileage Funds. Prior to this date, the Trust was self-distributing.


               PORTFOLIO SECURITIES TRANSACTIONS

   The Manager provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Manager is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, the Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and execution capability of the broker or dealer, for the specific transaction and on a continuing basis.

   In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), the provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), the sale of Trust shares by such broker or the servicing of Trust shareholders by such broker, and other information provided to the Fund and to the Manager, provided, however, that the Manager determines that it has received the best net price and execution available.


                        NET ASSET VALUE

   The net asset value of the Fund is computed by dividing the value of the Fund's assets, less its liabilities, by the number of shares outstanding. The net asset value is computed each day on which shares are offered and purchase or redemption orders are accepted in accordance with procedures outlined in the Prospectus.

   The Fund's investment grade short-term obligations with 60 days or less to maturity are valued based on the amortized cost valuation technique. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates.


                        TAX INFORMATION

   To qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
"Code"), the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

   -  Derive at least 90% of its gross income each taxable  year
      from  dividends,  interest,  payments  with  respect   to
      securities  loans  and  gains  from  the  sale  or  other
      disposition  of  securities  or  foreign  currencies   or
      certain other income, including gains from options, futures and forward contracts ("Income Requirement");

   - Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months; options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) (the "Short-Short Limitation");

   - Diversify its investments in securities within certain statutory limits; and

   - Distribute annually to its shareholders at least 90% of its investment company income (generally, net investment income plus net short-term capital gain and gains from certain foreign currency transactions).

   Hedging strategies, such as entering into forward contracts, swap transactions and purchasing and selling options and futures contracts, involve complex rules that determine for income tax purposes the character and timing of recognition of gains and losses the Fund realizes in connection therewith. Income from foreign currencies (with the exception of certain gains that may be excluded by future regulations), and income from options, futures and forward contracts derived with respect to the Fund's business of investing in securities or foreign currencies, qualify as allowable income under the Income Requirement. However, income from the disposition of options or futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, (and options, futures and forward contracts on foreign currencies), that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if held for less than three months.

   For purposes of determining whether the Fund satisfies the Short-Short Limitation, if the Fund satisfies certain requirements, an increase in value of a position that is part of a designated hedge will be offset by any decrease in value (whether realized or not) of the contra hedging position during the period of the hedge. Thus, only the net gain (if any) will be included in gross income for purposes of that limitation. For further detail, see "Other Information" under Strategic Transactions.

   Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

   The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state and local taxes.


               YIELD AND TOTAL RETURN QUOTATIONS

   A quotation of yield of the Fund may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Fund, and the Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

   The advertised yield for the Fund is computed by dividing the net investment income earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the Fund by the maximum offering price per share on the last day of the period, according to the following formula:

                                                  6
                       yield = 2{((a-b)/(c*d)) +1) - 1}

where, with respect to the Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account; "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

   The Fund may also advertise a monthly distribution rate. The distribution rate gives the return of the Fund based solely on the dividend payout if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:

            monthly distribution rate = A/P*(365/n)

where, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "n" is the number of days in the month. The "monthly dividend rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

   The   advertised  total  return  for  the  Fund   would   be
calculated by equating an initial amount invested in the Fund to the ending redeemable value, according to the following formula:

                                n
                        P(1 + T) = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

   The Fund may also use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in the Fund for the specific period. Such total returns reflect changes in share prices of the Fund and assume reinvestment of dividends and distributions.

   In reports or other communications to shareholders or in advertising material, the Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by IBC Financial Data, Inc., Lipper Analytical Services, Inc., Morningstar, Inc., and other similar independent services which monitor the performance of mutual funds, or publications such as the "New York Times" and the
"Wall Street Journal". The Fund may also compare its performance with various indices prepared by reporting services such as those of Morgan Stanley or Lehman Brothers.


                   DESCRIPTION OF THE TRUST

   The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.


                       OTHER INFORMATION

   Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all bank holding company corporate debt.

   Bankers' Acceptances-Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

   Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

   Commercial   Paper-Commercial  paper  refers  to  promissory
notes representing unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

   Eurodollar and Yankeedollar Obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign branches of U.S. banks. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

   Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

   Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

   Securities loans will be made in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government, its agencies or instrumentalities, and letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies.

   While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this SAI as "qualified" loan transactions.

   The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

   Mortgage-backed    Securities-Mortgage-backed     securities
consist   of  both  collateralized  mortgage  obligations   and
mortgage pass-through certificates.

   Collateralized Mortgage Obligations ("CMOs")-CMOs and real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. REMICs are a mortgage securities vehicle, authorized by the Tax Reform Act of 1986, that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, REMIC securities are virtually indistinguishable from CMOs.

   Mortgage   Pass-through  Certificates-Mortgage  pass-through
certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

   (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly - owned U.S. Government Corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

   (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

   (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

   (4) Mortgage-related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

   Ratings of Long-term Obligations-The Fund utilizes ratings provided by the following nationally recognized statistical rating organizations in order to determine eligibility of long-term obligations.

   The three highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa and A. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations". Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

   The  three  highest Standard & Poor's ("Standard &  Poor's")
ratings for long-term obligations are AAA, AA and A. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   Duff & Phelps' three highest ratings for long-term obligations are AAA, AA and A. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protections factors. However, risk factors are more variable and greater in periods of economic stress.

   Thomson BankWatch long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's three highest ratings for long-term obligations are AAA, AA and A. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

   Fitch Investors Service, Inc. investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   IBCA's three highest long term obligation ratings are AAA, AA and A. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

   Standard  & Poor's, Duff & Phelps and Fitch apply indicators
"+","-," and no character to indicate relative standing within the major rating categories.

   Ratings of Short-term Obligations-The ratings P-1 and P-2 by Moody's are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

   IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

   The distinguishing feature of Duff & Phelps Credit Rating's short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

   Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicated a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-1 indicated good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

   Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

   The Fund may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines which periodically are reviewed by the Board. The Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

   In   the   event  of  the  commencement  of  bankruptcy   or
insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.

   Strategic Transactions-As discussed in the Prospectus, the Fund may use financial instruments ("Strategic Instruments"), such as financial futures contracts (such as interest rate, bond index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, caps, collars and floors. Such Strategic Instruments may be used without limit in altering the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate the sale or purchase of securities, to manage the duration of securities, to uncap a capped security or to convert a fixed rate security into a variable rate security.

   Strategic Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Strategic Instruments on debt securities may be used to hedge either individual securities or broad fixed-income market sectors.

   The use of these strategies involves certain risks, including (1) the fact that skills used are different from those needed to select securities, (2) possible imperfect correlation between price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments, and (4) the possible inability of the Fund to purchase or sell a security at a time when it would be advantageous to do so, or the possible need for the Fund to sell a security due to the need for the Fund to "cover" or segregate securities in connection with those transactions and the possible inability of the Fund to close out or liquidate its position.

   The  use  of  Strategic Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the (CFTC) and various state regulatory authorities. In addition, the Fund's ability to use Strategic Instruments will be limited by tax considerations. See "Tax Information."

   In addition to the products, strategies and risks described below and in the Prospectus, the Manager expects to discover additional opportunities in connection with other Strategic Instruments. These new opportunities may become available as the Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

   Cover for Strategic Instruments-Transactions using Strategic Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.

   Futures Contracts and Options on Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation. Futures are traded on both U.S. and foreign commodities exchanges.

   The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

   Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If the Manager wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

   No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance  with applicable exchange rules.  Unlike  margin  in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

   Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

   Purchasers and sellers of futures contracts and options thereon can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

   If the Fund were unable to liquidate a futures contract or options thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options on futures , the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

   To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

   Foreign Currency Strategies - Special Considerations-The Fund may use Strategic Instruments on foreign currencies, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

   The Fund might seek to hedge against changes in the value of particular currency when no Strategic Instruments on that currency are available or such Strategic Instruments are more expensive than certain other Strategic Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Strategic Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Strategic Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

   Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

   Forward Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

   Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. Dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.

   The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

   Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

   The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

   Swaps, Caps, Collars and Floors-Swap agreements, including interest rate and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   The most important factor in the performance of swap agreements is the change in the specific interest rate, currency exchange rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the contra party's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

   The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

   U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S.
Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

   U. S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

   Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

   U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations known as STRIPS.

   Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes.

TABLE OF CONTENTS

Investment Restrictions                 Page 1


Trustees and Officers                   Page 2


Distribution Fees                       Page 5


Portfolio Securities Transactions       Page 6


Net Asset Value.                        Page 6


Tax Information                         Page 6


Yield and Total Return Quotations       Page 7


Description of the Trust                Page 8


Other Information                       Page 9
